Exhibit 10.30

DAWSON JAMES SECURITIES, INC.

925 South Federal Highway, Suite No. 600

Boca Raton, Florida 33432

September 29, 2009

Mr. Tom Chesterman

Senior Vice President and Chief Financial Officer

Bionovo, Inc.

5858 Horton Street, Suite 400

Emeryville, CA 94608

Re: Amendment of Engagement Letter

Dear Mr. Chesterman,

This letter amends the letter agreement between Bionovo, Inc. and Dawson James Securities, Inc. (“DJSI”) dated September 10, 2009, as amended September 23, 2009 and September 28, 2009 (as amended, the “Engagement Letter”) as follows:

The reference to “8%” in Section 8(b)(ii) of the Engagement Letter is hereby replaced with “5%” so that the warrant issuable to DJSI is 5% of the common stock sold in the Registered Placement (excluding the over-allotment option and excluding shares issuable upon exercise of the warrants included in the Units), rather than 8%.

Except as set forth above, the Engagement Letter shall remain in full force and effect. If you agree with the above please sign below and return an executed copy of this letter to my attention.

Very truly yours

DAWSON JAMES SECURITIES INC.

/s/ Joseph E. Balagot
Joseph E. Balagot
Senior Managing Director

AGREED AND ACCEPTED:

BIONOVO, INC.

/s/ Tom Chesterman
Tom Chesterman
Senior Vice President and Chief Financial Officer